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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               --------------------------------------------------


Date of Report:   December 22, 1998




                            ERGO SCIENCE CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                 0-24936                  04-3271667
 (State or other jurisdiction of     (Commission           (I.R.S. Employer
 incorporation or organization)      File Number)       Identification Number)



                              Charlestown Navy Yard
                         100 First Avenue, Fourth Floor
                        Charlestown, Massachusetts 02129
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 241-6800




          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.           Other Events

      On December 16, 1998, Ergo Science Corporation (the "Company") publicly disseminated a press release announcing that it has reduced its work force by approximately 50 percent. In addition, on December 17, 1998, the Company disseminated a press release announcing that W. Leigh Thompson, M.D., Ph.D., has resigned from its Board of Directors.

      Reference is made to the Company's press releases dated December 16, 1998 and December 17, 1998 filed as Exhibits 99.1 and 99.2, respectively, hereto and incorporated by reference herein.

ITEM 7.           Financial Statements, Proforma Financial Information and
                  Exhibits

      (a)         Financial Statements

                  None.

      (b)         Proforma Financial Information

                  None.

      (c)          Exhibits

                  99.1     Press Release dated December 16, 1998

                  99.2     Press Release dated December 17, 1998


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                                   SIGNATURES


      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                 ERGO SCIENCE CORPORATION



                                 By:    /s/  Francis M. Ferrara, Jr.
                                    ----------------------------------
                                     Francis M. Ferrara, Jr.
                                     Controller (principal accounting officer)



                                  Date:  December 22, 1998
                                       --------------------------------


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